














Jefferies 5th Annual Internet & Media Conference
Feb. 25-26, 2009

Meredith CORPORATION

Safe Harbor

This presentation and management's public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management's current knowledge and estimates of factors affecting the Company's operations. Statements in this presentation that are forward-looking include, but are not limited to, the statements regarding broadcast pacings, publishing advertising revenues, as well as any guidance related to the Company's financial performance.

Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, or syndicated programming costs; changes in television network affiliation agreements; technological developments affecting products or the methods of distribution; changes in government regulations affecting the Company's industries; unexpected changes in interest rates; and the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Broad Media and Marketing Footprint

National Brands
Revenues: $1 billion


Better Homes and Gardens
Parents
FamilyCircle
fitness
More
american baby
Ladies' Home Journal

- 25 subscription titles
- 150 Newsstand titles

Local Brands
Revenues: $300 million


FOX 12 OREGON
PDX49
KCTV 5 KANSAS CITY
my ksmo TV
CBS 5
46 cbs46.com
EYEWITNESS NEWS 3
CBS 3 SPRINGFIELD

- 12 television stations
- 10% of U.S. households

Digital & Diversified
Revenues: $300 million


More.com
DODGE
food family
STREETS OF L.A.
directive
genex.
NMS new media strategies
Walmart
REALOGY
UNIVERSAL FURNITURE

- Integrated Marketing
- Consumer Web sites
- Broadband Video
- Brand Licensing

Meredith Digital

Business-to-Business

- Website design
- Online CRM strategy
- Viral and word of mouth
- Branding and promotions

Meredith Integrated Marketing

Business-to-Consumer

- 40+ Web sites
- 20 million unique visitors
- 185 million page views
- 2.3 million video plays

Meredith Interactive Media

Meredith Integrated Marketing

Transforming from a vendor to strategic partner

CUSTOM PUBLISHER → **RELATIONSHIP MARKETER**

CUSTOM PUBLISHER	RELATIONSHIP MARKETER
• Brand Messaging	• Brand Marketing
• Awareness/intent to purchase	• Calls to action
• Responsive/executional	• Proactive & Strategic
• Ink-on-paper/magazine	• Robust online & offline capabilities
• Turn-key/flat-fee solutions	• Fees based on blended rates

VENDOR → **PARTNER**

Execution of Digital Strategy

- **April 2006** ⟶ O'GRADY MEYERS INTERACTIVE AGENCY
- **January 2007** ⟶ genex.
- **January 2007** ⟶ NMS new media strategies
- **June 2008** ⟶ BIG COMMUNICATIONS

Kraft Food & Family

Kraft Food & Family

Our Contracted Assignment:

- Food and Family Magazines
- Food and Family Emails

Expanded Assignments:

- Circulation consulting
- Database list rental
- Campaign management
- Brand insert development
- Custom video production
- Mobile iPhone application


food & family
Essentials for everyday cooking
Summer's a breeze
desserts from paradise
mom's best cake, updated for today
food & family
Summer's a breeze
58
kraftfoods.com
food & family

genex.

Kraft Food & Family

- GPS-based store locater
- Step-by-step directions
- Instructional videos
- Shopping list tool


9:42 AM
iFood Assistant
Store Locator
Ralphs Supermarket
10022 Venice Blvd Culver City CA 90016
Get Directions
Home
Search

O'GRADY\MEYERS INTERACTIVE AGENCY

Nestlé


Start Healthy Stay Healthy Resource Center
I Pledge
13112
Nutrition & Feeding
Articles & Videos
Experts
Tools
Products
Special Offers
Nestlé Nutrition
SELECT A STAGE
PREGNANCY
NEWBORN
BABY
TODDLER
PRESCHOOLER
Search:
WELCOME TO THE Start Healthy, Stay Healthy™ Resource Center
Learn about your child's nutrition needs now and in the future to lay the foundation for a lifetime of healthy independent eating.
Get started now! Choose a Milestone Symbol™ below for customized information.
Get Up to $141 in Savings & Offers for FREE!*
GERBER coupons & GOOD START checks
Personalized booklets & emails
Exclusive partner offer
Email Address
Child's Birth Date
Sign Me Up!
Every Milestone has Meaning
Select the Milestone Symbol™ that reflects your child's current stage of development to receive customized nutrition information tailored to your child.
Nutrition & Feeding
Nutrition Guide & Menus
Introduce your baby to delicious, healthy foods in the first four years, and you'll lay the foundation for a lifetime of healthy eating.
Read More
Call Us 24/7
The START HEALTHY, STAY HEALTHY™ Call Center specialists are here 24/7 to answer your questions.
Contact Us
What's New
GRADUATES® YOGURT MELTS™ Snacks
99% real yogurt and fruit
Contains live and active cultures - just like refrigerated yogurt
Easy to chew and swallow
No preservatives
Learn More
NEW

Tropicana

Our Contracted Assignment:

- Integrate brand with Web 2.0
- Engage social media
- Create “Twitterverse”


POWERED BY
Tropicana
pure premium
Freshly Squeezed Election Tweets
We're not red. We're not blue. We're 100% orange.

Results:

- Attracted 1.2 million uniques
- Generated hundreds of blogs
- Postings on Blogher, AdRants, TheAtlantic


LIVE TWITTER ANALYSIS

Takeda Pharmaceutical


Rozerem
ramelteon
MENU
For Internal Training Purposes Only. Not To Be
EXIT
REPRINT REVIEW
• Reprint Walkthrough
• Reprint Workshop
PATIENT PROFILES
• Patient Profiles Walkthrough
• Patient Profiles Workshop

Strong Revenue Growth


25% CAGR
$60
$83
$155
2004
2006
2008
Fiscal Year

$ in millions

Growth Strategies

- Enhance print-based programs with interactive features
- Integrate and optimize recent acquisitions
- Expand capabilities to meet market needs
  - Search engine optimization and marketing
  - Mobile
  - Database marketing

Meredith Digital

Business-to-Business

- **Website design**
- **Online CRM strategy**
- **Viral and word of mouth**
- **Branding and promotions**

Business-to-Consumer

- **40+ Web sites**
- **20 million unique visitors**
- **185 million page views**
- **2.3 million video plays**

Meredith Integrated Marketing

Meredith Interactive Media

Execution of Digital Strategy

- **2006** → Aggressive expansion of Better Homes and Gardens Network
- **2007** → Launch of Parents Network
- **2008** → Development and investment in social networking sites
- **2009** → Creation of Meredith Women's Network

Meredith Women’s Network Strategy

- Consumer
  - Search is new navigational paradigm; starting point is Google
  - Social media explodes
- Content
  - Unified content development across multiple platforms including print, online, video, mobile
  - Emphasis on social engagement and user-generated content
- Marketers
  - Networks offer greater scale and targeting
  - Sponsors value programs that integrate with editorial
  - Cross-platform ideas increase impact

The Meredith Women's Network

The First Network of Exclusively High Quality Branded Sites



The Better Homes and Gardens Network

Better Homes and Gardens
Better Recipes
Mixing Bowl

Meredith
WOMEN'S NETWORK



The Parents Network

Parents
American Baby
Family Circle



The Real Girls Network

Divine Caroline
Fitness
More
Ladies' Home Journal



WE'RE NOT JUST ANOTHER
PRETTY NETWORK.
INTRODUCING THE MEREDITH WOMEN'S NETWORK—
THE FIRST NETWORK MADE UP EXCLUSIVELY OF HIGH QUALITY, BRANDED SITES
We've made some significant advances at Meredith Interactive. We've got "Network" in our name, but we're different than those networks assembled for numbers alone. With 77 premium sites dedicated to the topics women care about most, Meredith is now the leading publisher of branded women's experiences.
Going social with DivineCaroline and MixingBowl
With our recent investment in Real Girls Media, we're joined by DivineCaroline.com, where Gamma women are connecting and publishing their stories in a way that goes far beyond typical user generated content experiences. MixingBowl.com is the new social network growing rapidly around the passion so many women have for food, recipes and entertaining.
Connect with 15 million highly engaged users
The new Meredith Women's Network offers marketers unique ways to foster stronger relationships with millions of people loyal to our brands.
THE BETTER HOMES AND GARDENS NETWORK
Better Homes and Gardens
Better Recipes
Mixing Bowl
THE PARENTS NETWORK
Parents
American Baby
Family Circle
THE REAL GIRLS NETWORK
DivineCaroline
Fitness
More
Ladies' Home Journal
Meredith
WOMEN'S NETWORK
To learn more about Gamma women and the ways they're using, sharing and creating content, go to meredith.com/womensnetwork.htm, or contact Steve Hankins, Vice President, Meredith Women's Network, steve@meredith.com

Competitive Landscape


Millions of Unique Visitors
iVillage
21
AOL Living
20
Scripps
17
Meredith Women's
12
Hearst Women's
11
CondeNet
7
Martha Stewart
2

Source: ComScore, December 2008

Growing Scale

Average Unique Visitors per Month

	2004	2006	2008
Better Homes and Gardens Network	3.9	4.7	6.5
Parents Network	N/A	1.8	3.5
Real Girls Network	N/A	N/A	5.0
TOTAL	**3.9**	**6.5**	**15.0**

In millions
Source: Omniture

The Meredith Women's Network

High Engagement at Great Scale

- Coverage
- Composition
- Passion
- Engagement
- Impact



The Better Homes and Gardens Network

Everything for a Better Life


Better Homes and Gardens
FREE YEAR + 2 FREE GIFTS
Our Best Super Bowl Recipes
HOT DAILY GIVEAWAY
Enter Here

Better Homes and Gardens


Better Recipes
Your Recipe File
Lemon Chicken With Roasted Garlic
Ingredients
rewards

Better Recipes


Mixing Bowl

Mixing Bowl

BHG Network Competitive Position


Millions of Unique Visitors
Reader's Digest Network
15
Food Network.com
11
BHG Network
5
HGTV.com
3
Oprah.com
3
Martha Stewart.com
2
Real Simple.com
1
Good Housekeeping.com
1
Fine Living.com
1

Source: ComScore, December 2008

MixingBowl.com

The Ultimate Social Cookbook



Mixing Bowl
Food and friends made fresh daily
Be a Mixer!
JOIN NOW
HOME
MY STUFF
RECIPES
GROUPS
CONTESTS
BLOGS
GO
Valentine's Day Special
Get In the Mix -- FREE!
Calling All Cupcakes...
Meet Cool Cookie
Today's Buzz
MORE BUZZ
Win It!
ENTER NOW
Groups
MOST ACTIVE
MOST RECOMMENDED
Find Recipes
RECOMMENDED
LATEST
RATING
MOST SHARED
Spicy Hummus
Ratatouille-Style Roasted Vegetables
Almond Butter Cake
Mini Monster Cakes
Champagne Wedding Cake with Raspberry
Looking for something simple and mmm-tritious?
Meet tasty choices like me in the freezer aisle.
Boca

BetterRecipes.com

Everything for Foodies



Better Homes and Gardens
Welcome!
Guest
Log in or Register
Better Recipes .com
Better recipes, better meals
COOKING 101
WINE GUIDE
HOLIDAYS
COLLECTIONS
COMMUNITY
SHOP
RECIPE CATEGORIES
Search Better Recipes
SEARCH!
Appetizer Recipes
Beef Recipes
Bread Recipes
Breakfast Recipes
Cake Recipes
Chicken Recipes
Christmas Recipes
Cookie Recipes
Crock Pot Recipes
Dessert Recipes
Diabetic Recipes
Drink Recipes
Easter Recipes
Easy Recipes
Grilling Recipe
Halloween Recipes
Healthy Recipes
Italian Recipes
Low Carb Recipes
Low Fat Recipes
Mexican Recipes
Pork Recipes
Slow-Cooker Meals
Warm up on these cold January nights with some of our favorite crock pot recipes!
Slow-Cooker Soups & Stews
Slow-Cooker Chicken Recipes
Slow-Cooker Meat Recipes
More Crock Pot Recipes
Your Recipe File
Saved Recipes
Recipe Collections
Upload a New Recipe
Make a Tastebook
Enter for your chance to win $330,000 in prizes from Better Recipes
Holiday Gift-Giving
SAVE $100
Calphalon Skillet Set
Gifts under $50
SAVE 33%
Le Creuset Baker's Set
SHOP Better Recipes STORE
Today's Most Recommended Recipes
Incredible Vegetable Soup
Lemon Chicken With Roasted Garlic
Easy Zesty Chicken & Tomatoes
Beef Stroganoff Casserole
GRILLED CHICKEN BREASTS
Crockpot Italian Chicken
Snap-Quick Peanut Butter Cookies for Diabetic...
Healthy Orange Chicken
Recent Blog Posts
Time for the Superbowl!
By Jessica BHG Editor:
1/12/2009 5 08 AM CST
Ham It Up - Leftovers Day 3: Croques-Senor
By Kristina V.:
Rib's Aren't Just for Man Cookin'!
By Christa B.:
1/12/2009 3 28 PM CST
Ham It Up - Leftovers Day 2: Ham Fried Rice
By Kristina V.:
1/12/2009 12:14 AM CST

The Parents Network

Keeping Moms Connected, Crib to College


baby
Lose the Baby Weight-for Good!
Pregnant? Mom of 3?
Baby Name Finder
DECORATING
Over 20,000 ideas
Click here
TOPICS

American Baby


Parents.com
Pregnant? Mom of 3?
We Valentine's Day
Baby Name Finder
QUAKER
MINI DELIGHTS
Pregnancy

Parents


FamilyCircle
Pregnant? Mom of 3?
Catch of the Day
The Kitchen Diaries
DECORATING
Over 20,000 ideas
Click here

Family
Circle

Parents Network Competitive Position


Millions of Unique Visitors
BabyCenter Network
4.1
CafeMom
2.8
Parents Network
2.7
FamilyFun
2.6
About.com
2.5
Kaboose Baby
1.5
iVillage
0.6
Parenting
0.1
Pregnancy
0.05
Cookie
0.04

Source: ComScore, December 2008

The Parents Network

Everything a Mom Needs - When and Where She Needs It

american baby
from the family of Parents.com

Preconception/Prenatal thru First 12 months


Pregnancy
Development
Calendar
Go


Baby Name
Finder


Interactive
Checklist:
Registry 101
Go


Mom & Baby
Astrology
Go

Parents.com

Toddler thru Elementary School


Walking &
Talking
Timeline
Go


Show Us
Your Photos
Go


Birthday
Party Planner
Go

FamilyCircle
from the family of Parents.com

Tweens & Teens


What's For
Dinner?
Go




Got
Games?
Go

The Real Girls Network

Created by Women for Women


divine caroline

Divine Caroline


fitness
Bye-Bye, Belly
Get 6 FREE
Valentine's Day cards

Fitness


More.com
Tory Burch
$6.99

More


HomeJournal
Clutter Controlled

Ladies' Home Journal

DivineCaroline

Life In Your Words


Leonardo DiCaprio
Revolutionary Road
Kate Winslet
NOW PLAYING IN SELECT THEATERS
EVERYWHERE JANUARY 23
GET TICKETS & SHOWTIMES
Join us, it's free | Log In | Take a Tour | Gizmos to Go | About | Help
Search:
View by tag
divine caroline
Life in your words.
RELATIONSHIPS PARENTING HOME & FOOD BODY & SOUL TRAVEL STYLE CAREER & MONEY PLAY NEIGHBORHOOD & WORLD
January '09 and Feelin' Fine: The Visiting...
By: Emily Strand
Let's face it; the stars were a little wacky in 2008. I couldn't tell you about it because of the Astrologers Union super-secret celestial oath I took, but the stars were just setting the stage for the amazing things that are going to
Read more >>
KEEPING HOUSE
Save Money and Energy by Winterizing Your Home
WORK
Part-Time Work for Full-Time Workers
STAYING HEALTHY
Brain Exercises That Defy Memory Loss
Come on in.
Many of the stories on this site are written by members like you. Serious. Funny. And everything in between. Just like life.
ADD A STORY
TAKE A TOUR
READ ABOUT US
TELL FRIENDS
RSS FEED
STYLE
Making a Fresh Start in the New Year
No matter how charmed (or challenging) life can be, the new year always seems to startle us into finding ways to make it better. Remember... Read more
Plus these stories
Heads Up: Learning Curves
The Scent of a Woman: Chanel No. 5
Shopping for Stories
not to be missed
Say Goodbye to Muscle Cramps
What Does the Surgeon General Do?
The Online Dating Game: Ten Tips for Playing It Safe
Recover from Your Holiday Spending Deficit
Intervention: When BFs and BFFs Don't Mix
Funeral Planning: Recession-Style
GET YOUR THOUGHTS OUT FAST
chit chat
What's the Craziest, Sweetest, Most Perfect Romantic Thing That's Ever Happened to You?
Join the chit chat
Celebrity Matchmaker: Who Would You Match Together?
Join the chit chat
What Was Your Best (or Worst) New Year's Eve?
Join the chit chat
Any Good Ideas for Cheap Gifts?
Join the chit chat
PLAY
Writing Is Like Childbirth
As a person with an English degree and an opinion about most everything, you'd think I'd have jumped on the blogging bandwagon years ago. But Read more
at DivineCaroline

Strong Revenue Growth


27% CAGR
$12.4
$25.4
$42.0
2004
2006
2008
Fiscal Year

$ in millions

Growth Strategies

- Increase scale of Meredith Women’s Network
  - The Better Homes and Gardens Network
  - The Parents Network
  - The Real Girls Network
- Enhance and monetize video capabilities
- Grow online subscription orders

Strong Operating Cash Flow


12% CAGR
$163
$171
$194
$211
$256
2004
2005
2006
2007
2008

$ in millions

Cash Flow Fiscal 1999 through 2008

Operating Cash Flow	$1,700
Net Debt	300
Stock Option Exercises	200
Available Cash	**$2,200**
Acquisitions, Net of Dispositions	$1,000
Share Repurchases	700
Capital Expenditures	300
Dividends	200
Utilization of Cash	**$2,200**

$ in millions

Calendar Year Dividends Per Share


12% CAGR
$0.30
$0.32
$0.34
$0.36
$0.38
$0.48
$0.56
$0.64
$0.74
$0.86
$0.90
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Conservative Capital Structure

- $455 million total debt
- 4.4% cost of debt
- 1.7x debt to EBITDA

As of Dec. 31, 2008

Current Valuation Metrics

• Current dividend yield:	7.1%
• EPS multiple:	4.8x
• EBITDA multiple to market capitalization:	2.7x
• EBITDA multiple to total capitalization:	4.4x

As of Feb. 23, 2009, using trailing 4 quarters actual results, excluding special items

Summary

Meredith possesses:

- Vibrant and profitable media assets and brands
- Leading business-to-business marketing capabilities
- Growing business-to-consumer digital assets
- Strong financial foundation
















Jefferies 5th Annual Internet & Media Conference
Feb. 25-26, 2009

Meredith CORPORATION